UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 28, 2003

Central European Distribution Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24341	54-1865271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1343 Main Street, Suite 301, Sarasota, Florida	34236
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (941) 330-1558

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 4.     Changes in Registrant’s Certifying Accountant

The purpose of this report is to file Exhibit 16.1 to the registrant’s Current Report on Form 8-K dated March 18, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2003	Central European Distribution Corporation By: /s/ JAMES H. ARCHBOLD James H. Archbold Secretary

Exhibit

16.1        Letter from Ernst & Young Audit sp. z o.o.